  Exhibit 10.5

AMENDMENT TO
LICENSE AGREEMENT

THIS AMENDMENT to the LICENSE AGREEMENT (this “Amendment”) is made as of the 7th day of May, 2015, by and between NOBLE BIOMATERIALS INC. ("NOBLE") and NMI HEALTH, INC., a corporation organized under the laws of Nevada, f/k/a Nano Mask, Inc., (the "Licensee").

Recitals

Noble and Licensee have previously entered into that certain License Agreement, dated March 19, 2012, and amended from time to time, pursuant to which Noble has granted to Licensee, a limited exclusive right and license as more particularly defined in the Distributor License Agreement.

The parties wish to amend the License Agreement in accordance with the terms hereof.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.
Recital D to the License Agreement is hereby amended so that, from and after the date hereof, such Recital shall read:

D. The Licensee desires to have the Licensor grant to the Licensee, and the Licensor has agreed to grant to the Licensee, a limited non-exclusive right and license to use the Fiber in the manufacture of the Licensed Products throughout the World specifically excluding the country of Argentina (the “Manufacturing Territory”) and a limited non-exclusive right and license to use the trademarks in the sale and distribution of Licensed Products throughout the World (the “Marketing Territory”).

2.
Exhibit A and the Definition of “Licensed Products” shall be replaced in its entirety with the attached “Amended Exhibit A”.

3.
Section 2. Term. is hereby amended so that, from and after the date hereof, such section shall Read:

2. Term. This Agreement commences on the Effective Date and expires ten (10) years from the Effective Date (the “Initial Term”), and shall automatically renew for successive terms of five (5) years each (each, a “Renewal Term”, and together with the Initial Term, the “Term”), unless either Party has provided written notice of non-renewal at least sixty (60) days prior to the expiration date of the then-current term or the Agreement is sooner terminated as set forth herein.

4.
Section 9(a) of the License Agreement is hereby amended so that, from and after the date hereof, such section shall read:

9. Royalties.

(a)
From and after the date of this Agreement, the Licensee shall pay quarterly royalties (the “Royalty Fee”) in an amount equal to [omitted, filed separately with the Commission] of net sales of Licensed Products sold or otherwise distributed by Licensee hereunder.

5.
Exhibit B shall be deleted in its entirety.

6.
The License Agreement shall continue in full force and effect except as modified herein.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

NOBLE FIBER TECHNOLOGIES, LLC

BY: /s/ Jeff Keene

PRINT NAME:  Jeff Keene

TITLE: CEO

NMI HEALTH, INC.

BY: /s/ Edward Suydam

PRINT NAME: Edward Suydam

TITLE:  CEO

AMENDED EXHIBIT A

Definition of Licensed Products
1. Scrubs
for use in healthcare and e-commerce
2. Under Scrubs
for use in healthcare and e-commerce
3. Lab coats
for use in healthcare and e-commerce
4. Patient gowns
for use in healthcare and e-commerce
5. Patient Pajamas
for use in healthcare and e-commerce
6. Sheets
for use in healthcare, retail, hospitality and e-commerce
7. Crib sheets
for use in healthcare, retail and e-commerce
8. Mattress Covers
for use in healthcare, retail, hospitality and e-commerce
9. Mattress Pads
for use in healthcare and e-commerce
10. Cubicle Curtains
for use in healthcare, hospitality and e-commerce
11. Thermal Blankets
for use in healthcare, retail, hospitality and e-commerce
12. Receiving blankets
for use in healthcare, retail and e-commerce
13. Crib blankets
for use in healthcare, retail, hospitality and e-commerce
14. Towels
for use in healthcare, sports, hospitality, retail and e-commerce
15. Chef’s Garments
for use in retail and e-commerce
16. Chef’s Accessories
for use in retail and e-commerce

The following categories of apparel are NOT included in the definition of Licensed Products and these categories of apparel are specifically excluded from the License Agreement and are not authorized to be manufactured or sold:

Apparel in the following product categories:
o
Running
o
Yoga (including Yoga Mats and Towel Mats)
o
Fitness
o
Cycling
o
Swimming
o
Teque Street*
*Apparel made out of technical fabrics functional for both daily and athletic use (e.g., bike to work clothing).

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